Property, Plant and Equipment	12 Months Ended
Mar. 31, 2025
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT

8. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consists of the following as of March 31, 2025 and 2024:

	As of March 31,
	2024	2025
	USD	USD
Buildings	3,586,301	3,607,134
Plant and machinery	299,916	736,003
Furniture and fixtures	1,006,797	1,065,880
Motor vehicles	212,154	244,701
Leasehold improvement	—	295,475
Construction in progress	—	177,470
Total	5,105,168	6,126,663
Less: accumulated depreciation	(2,680,596)	(2,901,990)
Total property, plant and equipment, net	2,424,572	3,224,673

Depreciation expenses were USD 169,283, USD 147,767 and USD 221,394 recognized for the year ended March 31, 2023, 2024 and 2025, respectively. During the year ended March 31, 2023, the Company disposed the buildings with net book value of USD 930,545 and received the sales proceeds of USD 1,923,076, resulting in USD 987,532 gain on disposal.

The following properties are owned by JLHK and pledged for bank borrowings and leased to two lessees to earn rental income. One property is located at Deerhill Avenue, Flat C, 3/F, Tower 10, Carpark No. 93 at Garage B, Below Towers 7 to 11 of, Deerhill bay with the net book value of USD 952,230 and USD 910,175 as of March 31, 2024 and 2025, respectively. The property was leased to a third party with rental income amounted to USD Nil, USD 33,205 and USD 56,923 for the fiscal years ended March 31, 2023, 2024 and 2025, respectively. The other property is located at House 20 JC Castle ,18 Shan Tong Road with the net book value of USD 1,192,503 and USD 1,144,854 as of March 31, 2024 and 2025, respectively. The property was leased to Danny Wong (related party) with rental income amounted to USD Nil, USD 76,923 and USD 64,103 for the fiscal years ended March 31, 2023, 2024 and 2025, respectively.